EXHIBIT 10.8
                                                                    ------------

                              ASSIGNMENT AGREEMENT

     KNOW ALL MEN BY THESE PRESENTS, that on this 27th day of January, 2005, CORNELL CAPITAL PARTNERS, LP (the "Assignor") does hereby agree to the following for and in consideration of the sum of $325,000 and other good and valuable consideration received from the persons listed on Exhibit "A" hereto (collectively, the "Assignee"):

     1. DEBENTURES. Assignor is the legal and beneficial owner of that certain Secured Debenture dated as of May 14, 2004 in the original principal amount of $400,000, that certain Secured Debenture dated as of August 26, 2004 in the original principal amount of $125,000 and that certain Secured Debenture dated as of November 22, 2004 in the original principal amount of $125,000 (collectively, the "Debentures"), in each case given by Voyager One, Inc. (the "Company") to the Assignor. The Assignor hereby absolutely, irrevocably and unconditionally sells, assigns, conveys, contributes and transfers to the Assignees the right to collect from the Company the amounts set forth opposite each Assignee's name on Exhibit "A," plus accrued but unpaid penalties and interest under the Debentures (pro rata based on the amounts assigned). This assignment is made free and clear of any and all claims, liens, demands, restrictions or encumbrances of any kind whatsoever.

     2. REPRESENTATIONS AND WARRANTIES. The Assignor hereby represents and warrants to and covenants with each Assignee that the Assignor has full right and authority to enter into and perform their obligations under this Assignment.

     3. ADDITIONAL DOCUMENTS. The Assignor agrees to execute any and all other documents which are, in the opinion of any Assignee or its counsel, necessary to carry out the terms and conditions of this Assignment.

     4. EFFECTIVE DATE AND COUNTERPART SIGNATURE. This Assignment Agreement shall be effective as of the date first written above. This Assignment Agreement, and acceptance of same, may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Confirmation of execution by telex or by telecopy or telefax of a facsimile signature page shall be binding upon that party so confirming.

     IN WITNESS WHEREOF, the Assignor has executed this Assignment Agreement on the day and year first above written.

                                  THE ASSIGNOR:
                                  CORNELL CAPITAL PARTNERS, LP
                                  By: Yorkville Advisors, LP
                                  Its: General Partner

                                  By:
                                  Name: Mark Angelo
                                  Its:  President


                            ACCEPTANCE OF ASSIGNMENT
                            ------------------------

     The undersigned, being the Assignees set forth above, does hereby acknowledge and accept the foregoing Assignment on this 27th day of January 2005.

                                    ASSIGNEE:
                                    ---------



                                    -----------------------------------------
                                    Name:

                                     CONSENT
                                     -------

     Voyager One, Inc. hereby consents to the assignment of the Debentures from the Assignor to the Assignees.

                                          Voyager One, Inc.


                                          By:
                                              -------------------------------
                                          Name:
                                          Its: President

                                   EXHIBIT "A"
                                   -----------


                                            ORIGINAL PRINCIPAL
   ASSIGNEE NAME:            DEBENTURE       AMOUNT ASSIGNED:    PURCHASE PRICE:
   --------------            ---------       ----------------    ---------------

Trey Industries, Inc.       May 20, 2004         $200,000            $200,000


Trey Industries, Inc.     August 27, 2004         $62,500             $62,500


Trey Industries, Inc.    November 22, 2004        $62,500             $62,500





       TOTAL                                     $325,000            $325,000